UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2014

xG Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-187094	20-585-6795
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 S. Pineapple Avenue, Suite 701, Sarasota, FL	34236
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (941) 953-9035

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

$1,319,500 Purchase Agreement

On November 25, 2014, xG Technology, Inc. (the “Company”) entered into a purchase agreement (the “Purchase Agreement”), pursuant to which the Company sold to Lincoln Park Capital Fund, LLC (“LPC”), certain officers and directors of the Company (the “Affiliate Purchasers”) and certain other investors (the “Other Investors”) an aggregate of $1,331,500 of the Company’s common stock, $0.00001 par value per share (“Common Stock”). Pursuant to the Purchase Agreement, LPC purchased 500,000 shares of Common Stock at a purchase price of $1.25 per share, the Affiliate Purchasers purchased 245,984 shares of Common Stock at a purchase price of $1.37 per share and the Other Investors purchased 295,600 shares of Common Stock at a purchase price of $1.25 per share pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-197820), filed with the SEC in accordance with the provisions of the Securities Act and declared effective on August 21, 2014. The Purchase Agreement contains customary representations, warranties and agreements of the Company, LPC, the Affiliate Purchasers, and the Other Investors and customary indemnification rights and obligations of the parties.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached hereto as Exhibit 10.1, and which is incorporated herein in its entirety by reference.

The Company also issued a press release, dated November 26, 2014, to disclose the transactions with LPC, the Affiliate Purchasers and the Other Investors, a copy of which is attached to this Current Report as Exhibit 99.1 and incorporated herein by reference.

Item 8.01   Other Events.

The information set forth in Item 1.01 with respect to the Purchase Agreement is hereby incorporated herein by reference. The Company is filing the opinion of its counsel, Robinson Brog Leinwand Greene Genovese & Gluck P.C., relating to the legality of the issuance and sale of the shares of common stock in the Purchase Agreement, as Exhibit 5.1 hereto. Exhibit 5.1 is incorporated herein by reference and into the registration statement.

On November 26, 2014, the Company issued a press release announcing the execution of the Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

5.1	Opinion of Robinson Brog Leinwand Greene Genovese & Gluck P.C.
10.1	Purchase Agreement, dated as of November 25, 2014, by and between the Company, LPC, Affiliate Purchasers, and the Other Investors
23.1	Consent of Robinson Brog Leinwand Greene Genovese & Gluck P.C. (included in Exhibit 5.1)
99.1	Press Release dated November 26, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XG TECHNOLOGY, INC.

November 26, 2014	By:	/s/ John C. Coleman
		Name:	John C. Coleman
		Title:	Chief Executive Officer